[GRAPHIC OMITTED]                                                  PRESS RELEASE
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Contacts:
Investors                                          Media
Investor Relations Department                      Denise DesChenes/Kara Findlay
(800) 451-3801                                     Citigate Sard Verbinnen
                                                   (212) 687-8080


                   FOAMEX FILES AMENDED PLAN OF REORGANIZATION
                            AND DISCLOSURE STATEMENT

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LINWOOD,  PA, October 24, 2006 - Foamex  International  Inc.  (FMXIQ)  announced today that the Company and certain of its subsidiaries (together with its primary operating subsidiary, Foamex L.P., and the other Foamex entities that are chapter 11 debtors, collectively, the "Company") have filed their First Amended Plan of Reorganization (the "Amended Plan") and related amended Disclosure Statement (the "Disclosure Statement") with the U.S. Bankruptcy Court for the District of Delaware.

A hearing to consider the adequacy of the Disclosure Statement is currently scheduled for November 21, 2006. Following Bankruptcy Court approval of the Disclosure Statement, the Company can begin the process of soliciting votes for approval of the Amended Plan.

On October 13, 2006, the Company announced that it had received a commitment for a new equity investment, and together with Foamex L.P., had received a commitment for exit financing to fund the Company's emergence from chapter 11. These commitments are subject to the satisfaction of certain conditions, as described therein. As a part of the equity investment commitment from certain significant equityholders, the Company and such holders also reached agreement on the principal terms of the Amended Plan. Those terms, which were previously summarized in the Company's 8-K filing on October 16, 2006, are embodied in the Amended Plan.

The proposed debt and equity commitments and related transactions described in the Amended Plan remain subject to certain material conditions, including the completion of final documentation, satisfaction of certain conditions precedent, and entry of orders by the Bankruptcy Court approving the related commitment letters and the adequacy of the Disclosure Statement and confirming the Amended Plan. There can be no assurance that the Bankruptcy Court will enter such orders, that parties entitled to vote on the Amended Plan will vote in favor of the Amended Plan, that final documentation will be reached on terms satisfactory to all parties or that the other conditions will be satisfied. Subject to receipt of all required approvals, the Company expects to emerge from chapter 11 during the first quarter of 2007.

Foamex's amended Plan of Reorganization and Disclosure Statement and other information about the Company's reorganization case are available on the Foamex's web site at www.foamex.com/restructuring.

THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF FOAMEX INTERNATIONAL INC. OR ANY OF ITS AFFILIATES NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION. NOR SHALL THIS PRESS RELEASE CONSTITUTE A SOLICITATION OF ACCEPTANCES OF, OR AN OFFER OF SECURITIES PURSUANT TO, A CHAPTER 11 PLAN UNDER THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE.

About Foamex International Inc.
The Company, headquartered in CityplaceLinwood, StatePA, is the world's leading producer of comfort cushioning for bedding, furniture, carpet cushion and automotive markets. The Company also manufactures high-performance polymers for diverse applications in the industrial, aerospace, defense, electronics and computer industries. For more information visit the Company's web site at http://www.foamex.com.

Forward-Looking Statements
This press release contains, and oral statements made from time to time by representatives of the Company may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are affected by risks, uncertainties and assumptions that the Company makes about, among other things, the outcome of proceedings in its chapter 11 case. While the Company believes that its assumptions regarding the foregoing matters are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that the Company's forward-looking statements will prove to be accurate. Readers should be aware that any forward-looking statement made in this press release or elsewhere by the Company speaks only as of the date on which it is made, and the Company disclaims any obligation or intent to update any of the factors listed above or forward-looking statements.

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